Exhibit 99.1

www.sanchezenergycorp.com Results Driven. Manufacturing Focused. Analyst Day Presentation August 26, 2014

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Legal Disclaimers Forward Looking Statements This presentation contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events, conditions or developments that Sanchez Energy expects, estimates, believes or anticipates will or may occur or exist in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this presentation, words such as “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “project,” “profile,” “model,” “strategy,” “future” or their negatives or the statements that include these words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, statements, express or implied, concerning Sanchez Energy’s future operating results and returns or Sanchez Energy’s ability to replace or increase reserves, increase production, generate income or cash flows are forward-looking statements. Forward-looking statements are not guarantees of performance. Although Sanchez Energy believes that the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Important factors that could cause Sanchez Energy’s actual results to differ materially from the expectations reflected in its forward looking statements include, among others: . Sanchez Energy’s ability to successfully execute its business and financial strategies; . Sanchez Energy’s ability to replace the reserves it produces through drilling and property acquisitions; . the realized benefits of Sanchez Energy’s various acquisitions including Sanchez Energy’s Catarina acquisition referred to herein and the liabilities assumed in connection with these acquisitions; . the extent to which Sanchez Energy’s drilling plans are successful in economically developing its acreage in, and to produce reserves and achieve anticipated production levels from, its existing and future projects; . the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; . the extent to which Sanchez Energy can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling, advanced completion technologies and hydraulic fracturing; . Sanchez Energy’s ability to successfully execute its hedging strategy and the resulting realized prices therefrom; . competition in the oil and gas exploration and production industry for employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services; . Sanchez Energy’s ability to access the credit and capital markets to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure requirements; . the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities; . the timing and extent of changes in prices for, and demand for, crude oil and condensate, natural gas liquids, natural gas and related commodities; . Sanchez Energy’s ability to compete with other companies in the oil and natural gas industry; . the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal, hydraulic fracturing and access to and use of water, laws and regulations imposing conditions and restrictions on drilling and completion operations and laws and regulations with respect to derivatives and hedging activities; . developments in oil-producing and natural-gas producing countries; . Sanchez Energy’s ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties; . unexpected results of litigation filed against Sanchez Energy . the extent to which Sanchez Energy’s crude oil and natural gas properties operated by others are operated successfully and economically; . the use of competing energy sources and the development of alternative energy sources; . the extent to which Sanchez Energy incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage; and . the other factors described under ITEM 1A, “Risk Factors,” on pages 26 through 52 of Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any updates to those factors set forth in its subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. In light of these risks, uncertainties and assumptions, the events anticipated by Sanchez Energy’s forward-looking statements may not occur, and, if any of such events do, Sanchez Energy may not have correctly anticipated the timing of their occurrence or the extent of their impact on its actual results. Accordingly, you should not place any undue reliance on any of Sanchez Energy’s forward-looking statements. Any forwardlooking statement speaks only as of the date on which such statement is made and Sanchez Energy undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Oil and Gas Reserves The SEC requires oil and gas companies, in their filings with the SEC, to disclose “proved oil and gas reserves” (i.e., quantities of oil and gas that are estimated with reasonable certainty to be economically producible) and permits oil and gas companies to disclose “probable reserves” (i.e., quantities of oil and gas that are as likely as not to be recovered) and “possible reserves” (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). We may use certain terms in this presentation, such as “resource potential” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. The calculation of resource potential, and any other estimates of reserves and resources that are not proved, probable or possible reserves are not necessarily calculated in accordance with SEC guidelines. Investors are urged to consider closely the disclosure in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Non-GAAP Measures Included in this presentation are certain non-GAAP financial measures as defined under Securities and Exchange Commission Regulation G. Investors are urged to consider closely the disclosure in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the reconciliation to GAAP measures provided in this presentation. 2

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Agenda 3 Topic Presenter Company Overview 9:00 am – 9:15 am Tony Sanchez, III President & CEO Operations 9:15 am – 10:00 am Chris Heinson, SVP, COO Steve Adam, SVP, Operations Will Satterfield, SVP, Asset Development Asset Detail 10:00 am – 12:00 pm Eduardo Sanchez Chris Heinson, SVP, COO Steve Adam, SVP, Operations Will Satterfield, SVP, Asset Development Lunch 12:00 pm – 12:30 pm Midstream and Marketing 12:30-12:45 John Happ SVP, Midstream & Marketing Financial Review 12:45-1:00 Mike Long EVP, CFO Summary / Q&A 1:00-1:30 Tony Sanchez, III President & CEO

© 2014 Sanchez Energy Corporation INTERNAL USE ONLY Company Overview 4

# Key Considerations

| | |
|---|---|
| Attractive, Low-Risk Growth Plan | ◆ One of the fastest growing E&P companies in North America<br>– Strong, successful history of reserve, production and EBITDA growth since our IPO<br>– Organic growth through the drill-bit complemented by acquisitions in core areas<br>◆ 2015 production guidance midpoint of 55,000 BOE/D<br>– Main focus on developing de-risked areas |
| Extensive High Return Eagle Ford Focused Inventory | ◆ Focused operations in one of North America's most economic oil and liquids rich basins<br>– 224,000 net acres / 2,800+ net drilling locations in the liquids rich Eagle Ford |
| Focus on Efficient Operations | ◆ Manufacturing focus drives low cost operations<br>– Top tier efficiency from advanced well design combined with zipper fracturing and multi-well pad drilling<br>– Integrated supply chain and demand planning allow for direct sourcing<br>– Track record of delivering cost reductions on acquired properties |
| Upside Potential | ◆ Eagle Ford expanding vertically into stacked potential<br>– Upper Eagle Ford, Buda, multiple Lower Eagle Ford zones<br>◆ TMS provides ~58,000 net acres exposure to rapidly developing shale oil play |
| Strong Financial Profile | ◆ Conservative approach to financing growth and acquisitions with ample near term liquidity<br>– Utilized a conservative mix of equity and debt financings since the IPO to maintain prudent leverage<br>– Ongoing hedging strategy to minimize price volatility and protect future cash flow<br>◆ Fully funded business plan based on current liquidity and continued growth in borrowing base |

5

© 2014 Sanchez Energy Corporation

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Eagle Ford Shale Position 6 SN Eagle Ford Position Summary Net Acres ~224,000 Current Production (Boe/d) ~37,000 Operated Rigs Non-Operated Rigs Gross Producing Wells 422 Alexander Ranch Briggs Ranch Hausser Wycross Talbutt Trust

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 7 Transformational Growth At IPO (12/31/11) Today (6/30/14) Production •609 Boe/d •37,000 Boe/d Proved Reserves •6.7 MMBoe •14% PD •117 MMBoe •51% PD PV-10 •$152 million •$1,977 million LTM Revenue •$15 million •$216 million (1) LTM Adj. EBITDA •$6 million •$651 million (1) Acreage •92,000 Eagle Ford •224,000 Eagle Ford •58,000 TMS Market Capitalization •$0.7 billion •$2.4 billion (2) 61x 17x 13x 108x 2.4x Entered new basin 3.6x 1. LTM Revenue and Adj. EBITDA are pro forma for 12 months of ownership of Catarina and Wycross 2. Market Capitalization is calculated using fully diluted shares outstanding and $34.18 share price as of August 21, 2014 14x

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 8 Delivering Strong Results - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 (MBOE/D) Actual PF Catarina Production 2012 2013 2014 $0 $50 $100 $150 $200 $250 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 ($ Millions) Actual PF Catarina Adj. EBITDA Revenue and Adjusted EBITDA 2012 2013 2014

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 9 2014-2015 Production & Capital Guidance 2014 2015 SN Standalone $565 - $615 $700 - $750 Catarina 205 - 215 330 - 370 Total Pro Forma D&C Capital Plan $770 - $830 $1,030 - $1,120 SN Standalone Facilities, Leasing, and G&G 55 50 - 55 Catarina Facilities, Leasing, and G&G 15 20 - 25 Total Pro Forma Capital Plan $840 - $900 $1,100 - $1,200 Preliminary Capital Expenditure Guidance ($MM) Metrics 3Q14 4Q14 2015 Production Guidance (BOE/D) Period Average 36,000 - 40,000 48,000 - 50,000 53,000 - 58,000 Year-End Exit Rate 48,000 - 50,000 55,000 - 60,000 Production Mix % Oil / NGLs / Gas 49% / 24% / 29% 46% / 24% / 31% Operating Cost & Expense Guidance ($/BOE) Oil & Natural Gas Production Expenses $8.00 - $9.00 $8.00 - $9.00 $9.00 - $10.00 Production & Ad Valorem Taxes (% of Revenue) 7.0% - 8.0% 7.0% - 8.0% 7.0% - 8.0% Cash G&A $3.00 - $4.00 $3.00 - $4.00 $3.00 - $4.00 DD&A $27.00 - $30.00 Effective Corporate Tax Rate 35% (100% Deferred) Guidance

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Catarina $205 - $215 Marquis $270 - $285 Palmetto $45 - $55 Cotulla $50 - $60 Wycross $140 - $150 TMS $60 - $65 Capital Expenditures Focused On Eagle Ford (1) 10 Eagle Ford: 92% 2014 Drilling & Completion Capital Plan By Area ($MM) Gross % of % of Full Year Net Wells Net Wells Operating D&C Project Area Rig Count Spud Completed Capital Plan Capital Plan Catarina 1.0 25 37 $205 - $215 24% 26% Marquis 3.0 35 32 270 - 285 32% 35% Palmetto 0.7 5 8 45 - 55 6% 6% Cotulla 0.5 9 9 50 - 60 6% 7% Wycross 1.5 19 19 140 - 150 17% 18% TMS 1.3 2 2 60 - 65 7% 8% Total D&C Capital Plan 8.0 95 107 $770 - $830 92% 100% SN Standalone Facilities, Leasing, and G&G 6% Catarina Facilities, Leasing, and G&G 2% Total Operating Capital Plan $840 - $900 100% 2014 Capital Plan ($MM) Capex 55 15 1. Catarina 2014 capital plan reflects six months of operations since the 6/30/14 close.

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 11 Analyst Day Highlights . Deep inventory of high-return, low risk locations underpins growth - 2,800+ net drilling locations . 2015 production guidance midpoint ~55,000 boe/d . Low cost and efficient producer - Technically driven corporate culture focused on manufacturing efficiency and returns on capital - Continuously improving on all major metrics and further reducing costs . Reserve and production growth drivers - Catarina Acquisition fits operational sweet spot - Stacked pay potential across Eagle Ford trend - TMS has potential to add high rate of return oil inventory . Self-funded with conservative financial profile - Low Net Debt to EBITDA and strong liquidity

© 2014 Sanchez Energy Corporation INTERNAL USE ONLY Operations 12 A Manufacturing Transformation

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Manufacturing Culture 13 “Highly collaborative company focused on being data driven and consistently generating increasing returns.” . Experienced petro-technical staff - Multi-basin experience . Cross-functional communications - Asset teams . Supply-chain practices - Industrial engineering approach . Operational Support System (OSS) - Disciplined planning Organizational Components Manufacturing Focus Data Driven Technical Effectiveness Extensive Experience Process and Systems Oriented Consistent Results

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Operational Strategy 14 Asset Exploitation Capital Efficiency Strategic Acquisitions Sustainable Return Oriented Growth Organic Growth

© 2014 Sanchez Energy Corporation INTERNAL USE ONLY Asset Exploitation 15

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Asset Development Life Cycle 16 . Appraisal - Vertical Wells and Cores - 2D and 3D Seismic - Areal Extent Determination . Data Integration - Landing Depth and Well Placement - Lateral Length - Completion and Frac Design . Harvest - Well Spacing - Multi-well pads and “Walking” rigs - Batch drill top-hole, then horizontal - Infrastructure Development - Water Systems – fresh water, disposal, pipelines . New Growth Cycle - Technical effectiveness - Insight into potential step-out areas - Manufacturing cost structure drives increased returns Appraisal Data Integration Harvest New Growth Cycle

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Marquis Prost Project Cycle Example 1 pilot + development well (LEF) 3D seismic; 2 pilots; 6 LEF appraisal wells 6 pilots, 45 LEF development wells, additional acreage additions 17 6 pilots, 75- 85 LEF development wells; UEF appraisal; UEF & Buda stacked pay potential YE 14 1Q14 1Q13 1Q12 SN successfully grew Marquis from “unproven” to ~9,000+ gross Boe/d in ~2 years 10 miles

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Tailored Programs Enhancing Returns 18 Down spacing pilots Buda open hole lateral development UEF standalone, UEF/LEF stacking overlap Down spacing pilots, UEF/Buda tests Longer laterals, down spacing pilots Longer laterals, higher proppant load trials LEF/UEF stacking, radiator pattern fracs Higher proppant load trials in UEF, pending for LEF

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Stacked Lateral Potential 19 Upper Eagle Ford Buda Lower Eagle Ford Target 2 Lower Eagle Ford Target 1 Marquis Palmetto Cotulla- Wycross Cotulla-La Salle/Frio Catarina Development Appraisal

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Return Focused Completion Design 20 Well designs are customized to maximize net present value Fracture Simulation Size NPV $0.0 Wycross Target Window

© 2014 Sanchez Energy Corporation INTERNAL USE ONLY Capital Efficiency 21

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Anatomy of a Well Cost 22 Drilling Completions Facilities Lift Design and Process Driven Unit Cost Driven - Proppants - Chemicals - Tanks - Artificial Lift - OCTG - Facilities Examples . Supply Chain . Demand Planning . Direct Sourcing . Design improvements . Reduced cycle times . Operational efficiencies - Fuel - Labor/Supv - Rig rates - Pressure pumping - Gathering - Ancillaries Examples 5% 5% 50% 40%

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Operational Support System (“OSS”) Overview 23 Home Page • Shows Tasks and Action Items assigned to user Action Items • Logging and tracking of needed actions • Assigned to individuals • Appears in users’ Home page Well Master Centralized database containing tracked well data Rig Schedule • Chronological listing of wells to be drilled by rig-line • Updated weekly Tasks List • Lists “gaps” needing to be tracked and corrected • Shows wells waiting on task finalization • Appears in users’ Home page Execution Screens • Single page management screen • Identifies exceptions • Used in weekly meetings

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation . Secured first-order savings by optimizing suppliers and terms . Leverage OSS forecasts to secure additional price and logistical savings . Apply direct sourcing techniques . Rigorously negotiate contracts . Drive sustainable advantages 24 Industrial Based Supply Chain Team Solids Control Drilling Services OCTG Logistics / Trucking Fracking Services Potential Savings High Low Minimal Maximum Execution Timing Fluids Completion Services - Cement Facilities Tanks Supply Chain Management – Strategic Sourcing Approach

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Well Cost Reductions – SN Competitive Advantage 25 $9.5 $7.3 $12.9 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $MM SN Competitive Advantage Appraisal Well Multi-Well Pad + Zipper Frac Savings Field Development and Well Design Savings

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 26 Drilling Process Commercialization $- $200 $400 $600 $800 $1,000 $1,200 $1,400 0 2 4 6 8 10 12 Prost C3Prost C4Prost C5Prost C6Prost D1Prost B5Prost B4 Cost/Foot ($) Days Rotary Steerable (“RSS”) Days Avg Cost per Foot ($) $- $200 $400 $600 $800 $1,000 $1,200 $1,400 0 2 4 6 8 10 12 Prost E4 Prost E5 Prost D4 Prost D3 Prost B6 Prost D2 Cost/Foot ($) Days Optimized Conventional (“BHA”) Days Avg Cost per Foot ($) Rotary Steerable vs. Optimized Conventional Performance • Optimize cost vs. time • Focused RSS evaluation • Tested optimized hydraulics Conventional BHA’s vs. RSS • $550/ft. savings • Less short trips • Less lubes & beads • Less rotating & stress • Improved casing run times Realized Value Average Cost/Foot Drilled

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Completions Process Efficiencies . Mapped completion processes - Parallel and competing initiatives . Cross-functional integrations - Contingency planning . Critical sourcing and resources - Non-dedicated services . Carry-forward documentation - Lessons learned and improvements . “White-board” reviews - Internal and external considerations Time to Production (Rig Release to First Pump) Frac Stimulation Efficiency 0 10 20 30 40 50 60 Q2 '14 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Rig Release to First Pump (Days) Quarter Well Rig Released 27 0 10 20 30 40 50 60 70 80 90 100 % Productive Time Wells Chronological by Frac Stimulation 2013 2014

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 30% Decrease in Total Well Cost Across Assets > 100% Increase in Number of Frac Stages Pumped Per Day 35% Increase in Average Ft. Drilled Per Day 40% Decrease in Spud to TD . Supply Chain leveraging OSS planning - Secure critical services and logistics capacity . Expecting additional 20-30% Completion savings - Direct sourcing of critical resources - Proppant and chemicals - Dedicated Frac spread . Further optimizations from operational practices - Assembly line practices - Quality controls - Line management accountabilities 28 2013 Results 2014 – 2015 Cost Improvement Initiatives 2014/2015 Cost Improvement Initiatives

© 2014 Sanchez Energy Corporation INTERNAL USE ONLY Strategic Acquisitions 29

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Acquisition History 30 Acquisition : Catarina Timing : June 2014 Purchase Price ($MM) : 639 Acquisition : Cotulla Timing : May 2013 Purchase Price ($MM) : 265 Acquisition : Five Mile Creek Timing : July 2013 Purchase Price ($MM) : 29 Acquisition : Wycross Timing : October 2013 Purchase Price ($MM) : 220

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Acquisition Strategy 31 1. Cost structure improves return of capital following acquisition 2. Less expensive alternative to leasing with reduced risk and lease expiration burden 3. Maintain conservative financial position post acquisition Opportunistic with Acquisitions Preferred Purchaser 1. Operational experience across entire Eagle Ford trend 2. Strong balance sheet and conservative leverage allows SN to be opportunistic 3. Operations organized for rapid increases in activity and head count

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Scalable Organization Prepared for Growth 32 Process Driven Project Management . Rigs and frac spreads fully utilized immediately following acquisition . “Bullpen” of drill ready locations provides options to accelerate development or shift resources rapidly . Rapid Identification of bottlenecks allows for staff changes before problem impacts organization Staff Operated Rig Count Core Areas Production (boe/d) Minimum 30 2 1 0 Current 180 7 5 40,000 Optimum Capacity 300 20 10 100,000+ Capacity of Single OSS Instance Additional OSS instances can be created and managed by new business unit with incremental increase to G&A

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Cost Reductions Expanding Core 33

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Cotulla Acquisition 34 Area Locations Valued at Acquisition 1P Value 3/31/13 ($MM) 2P Locations 2P Value 6/30/14 ($MM) Alexander Ranch 46 241 73 400 Briggs Ranch 8 17 23 58 Talbutt 5 7 14 38 Wright Ranch 5 10 15 22 Cenizo 9 16 20 24 Total 78 $291 143 $542 Purchase Price: $265 PV10 + Prod: $688 Alexander Ranch Cenizo Wright Ranch Talbutt Briggs

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Optimization of Alexander Ranch 35 $- $2.0 $4.0 $6.0 $8.0 $10.0 Previous Operator 3Q13 4Q13 1Q14 ($MM) Drilling Completions Facilities 5 Wells 8 Wells 7 Wells • Acquisition Date (5/31/13) • SN results include production facilities & expected initial lift 80% 53% 35% 18% 0% 20% 40% 60% 80% 100% 120% $80 $90 $100 IRR Oil Price / Bbl $5 MM Well $6 MM Well $7 MM Well Previous Operator Current Oil Price Alexander Ranch IRR Sensitivity to Capex and Pricing Alexander Ranch Well Costs . In May 2013, acquired operated assets across 44,461 net acres in the Eagle Ford Shale from Hess Corporation for $265 million cash plus $15 million cash in customary closing adjustments . Purchase price based solely on Alexander Ranch and existing PDP value - Have since increased the number of wells planned in the asset by 70% through down spacing and infill program . Decreased total well costs by ~35% making additional acreage economically viable

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Catarina Acquisition Rationale . Immediately accretive to EPS, CFPS, production per share and reserves per share . $10.65 per BOE based on Ryder Scott YE13 Proved Reserves - $17.75 per BOE Proved Developed Reserves . $26,374 per 1Q14 production BOE/D - $32,000 per May 2014 production BOE/D . Multi Year Inventory of Derisked, High Return Wells - ~200 de-risked well locations with IRR assumptions in excess of ~35% - 50% 36 . Acquisition Metrics based on UEF production . Additional Development Ongoing: - Lower Eagle Ford Western Catarina Development - Upper Eagle Ford Eastern Catarina Development - Lower Eagle Ford Eastern Catarina Development . Numerous well enhancement projects including artificial lift and tubing . Extensive production and midstream infrastructure in place drives efficiencies Highly Accretive & Attractive Valuation Significant Additional Upside Western Catarina Central Catarina Eastern Catarina

© 2014 Sanchez Energy Corporation INTERNAL USE ONLY Asset Detail 37

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 38 Catarina Asset

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 39 Catarina Map

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Catarina Overview 40 Total Net Acres ~106,000 Average Working Interest 100% Average Net Revenue Interest 75% Planned Well Spacing (Acres) 75 – 100 Net Identified Drilling Locations 600 - 1,000 Gross Wells On Production (1) 176 Awaiting / Undergoing Completions (1) 23 EURs (MBoe) 600 – 700 D&C Costs ($MM) $6.5 F&D Cost ($ / Boe) $9.29 – $10.83 IRR @ $4.50 / Mcf 33% – 51% NPV Per Well ($MM) $3.0 – $4.7 LEF Well Economics Acreage, Inventory & Operational Update 1. Well status as of 8/6/14 . ~106,000 net acres with one primary surface and mineral owner in Dimmit, La Salle, and Webb counties - ~29,000 net acres HBP . Significant midstream and water infrastructure in place . Opportunity to increase returns through further reduced well costs - Expected $6.5 million well cost versus previous operator’s average ~$8.3 million well cost . Western Catarina (~43,000 net acres) - Partially developed; excellent offset operator results - ~200 LEF drilling locations - 71 Proven UEF locations; ~180 potential locations in UEF . Eastern Catarina (~37,000 net acres) - Largely underexplored; excellent LEF core & log rock quality in the LEF - ~400 LEF potential drilling locations with additional upside locations in the UEF - Similar characteristics to Alexander Ranch but significantly larger . Central Catarina (~26,000 net acres) - Exploration area; full 3D seismic coverage and UEF potential

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 41 Catarina Status Update . Since closing the acquisition on June 30, we have moved swiftly to develop Catarina - After brief transition period with Shell, SN took over full operations on August 1 . Drilling: 2 rigs pad drilling on Western Side - Already drilled 2 Lower Eagle Ford wells with 13 day average spud to rig release - Third rig arriving in September to delineate Eastern side . Completions: 5 wells already completed by dedicated frac spread . Service Rig: 2 dedicated pulling units installing tubing . Artificial Lift: 14 tubing installations ready for plunger drops

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Catarina Western Catarina Offset Operator Performance 42 . The Western Catarina area contains similar subsurface attributes to the direct offset operators in the Lower Eagle Ford (LEF) formation, which have seen excellent results Source: Data per public filings and corporate presentations SM Energy – Galvan Ranch: Avg EUR: 1,266 MBoe IRR: 100+% Spacing: 100 acres Rosetta – Gates Ranch: Avg EUR: 1,670 Mboe Spacing: 55 acres APC – Stanley/Worthey Ranch Avg EUR: 600+ MBoe IRR: 70+% APC – Briscoe Ranch EUR: 600+ MBoe IRR: 70+% Lewis Petroleum Private Operator XTO Acreage Swift Energy Avg EUR: ~675 Mboe IRR: 44-49% Spacing: 50 acres Anadarko Acreage Avg. EUR: ~550 Mboe IRR: 50%+

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation A3 PILOT TOC 0 10 SN Catarina Development . Focus on TOC rich Lower Eagle Ford . Target zone of Rosetta, APC, SM, etc. (all offsetting operators) . Multiple targets in both the Upper Eagle Ford and Lower Eagle Ford . Varied completions based on proppant loading designs 43 SN LEF TARGET SN UEF TARGET Existing Lateral Placement Western Margin Zone Targeting

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation . SN intends to target the Lower Eagle Ford (LEF) with additional infill potential in the Upper Eagle Ford (UEF) as a secondary target . The majority of wells drilled in Catarina thus far have targeted the UEF at ~100 acre spacing - SN believes that the LEF is the most attractive target, however the past drilling has proven that the UEF is very productive as well Western Catarina Development Plan Western Catarina Type Log Stacked Lateral Potential 44

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation . Successful SN wells from Alexander Ranch and Briggs Ranch have similar LEF core & log rock quality as the Eastern Catarina area . 3D Seismic and key appraisal wells over acreage position to guide the ~37,000 undeveloped net acre evaluation Regional Cross Section of Lower Eagle Ford Potential Eastern Catarina Potential 45 Alexander Ranch Briggs Ranch Catarina A A’ A A’

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Optimization of Base Production – Tubing Installation Catarina Well Sample EUR Comparison (Tubing vs. No Tubing) Tubing No Tubing * Analysis based on South-Southwest area wells using 2-stream EURs EUR (2-Stream MBoe) Cumulative Probability ~120 MBoe EUR uplift associated with wells that currently have tubing installation 46

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Upper Eagle Ford (450-500 MBoe EUR) Catarina Upper Eagle Ford Economics 47 Western Catarina Area Previous Operator Upper Eagle Ford Results

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 0 200 400 600 800 1,000 1,200 0 12 24 36 48 60 72 84 96 108 Av erag e Mont hly Prod uction (Bo e/d) Months 700 MBoe 600 MBoe Catarina Prospective Economics 48 Western Catarina Area Lower Eagle Ford Type Curves and Well Economics (1) 1. Assumes $95 oil and $29.42 NGL. Gas Price ($ / Mcf) $4.00 $4.50 $5.00 NPV-10 ($MM) $4.3 $4.7 $5.0 IRR 47% 51% 55% Payout (Years) 1.7 1.6 1.5 ROI 2.4x 2.5x 2.6x 700 MBoe EUR @ $6.5 MM Capex Gas Price ($ / Mcf) $4.00 $4.50 $5.00 NPV-10 ($MM) $2.7 $3.0 $3.3 IRR 31% 33% 36% Payout (Years) 2.3 2.3 2.1 ROI 2.0x 2.1x 2.2x 600 MBoe EUR @ $6.5 MM Capex

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Tuscaloosa Marine Shale Asset 49

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Acreage Position and Activity 50 . ~58,000 net acre position in the core of the TMS - Contiguous blocky acreage with 3+ years of average remaining lease term . SN anticipates spudding up to 4 gross (2 net) operated wells including participating in 10 - 15 gross nonoperated wells with working interests ranging from 1% - 25% - First SN operated well (Dry Fork East #2) is waiting on completion. Currently moving rig to the St. Davis Unit #1H in Amite County, Mississippi SN’s acreage position is highlighted in yellow Encana Lawson 25H-1 SN Dry Fork East #2H WOC Encana Ash 31H-2 24 HR IP: 730 Boe/d Encana Anderson 18H-1 24 HR IP: 1,178 Boe/d 30 Day IP: 1,072 Boe/d Goodrich Smith 5-29H-1 24 HR IP: 1,045 Boe/d Encana Anderson 17H-2 24 HR IP: 1,540 Boe/d Encana Weyerhaeuser 60H-1 24 HR IP: 1,100 Boe/d Encana Horseshoe Hill 10H-1 24 HR IP: 813 Boe/d 30 Day IP: 695 Boe/d Devon Murphy 63H-1 24 HR IP: 460 Boe/d 30 Day IP: 506 Boe/d Encana Anderson 17H-1 24 HR IP: 1,083 Boe/d 30 day IP: 933 Boe/d Goodrich Blades 33H #1 24 HR IP: 1,270 Boe/d Goodrich Crosby 12-1H 24 HR IP: 1,300 Boe/d 30 Day IP: 1,137 Boe/d Goodrich Nunnery 12-1H-1 24 HR IP: 815 Boe/d Goodrich CH Lewis 30-19H-1 24 HR IP: 1,450 Boe/d Halcon Horseshoe Hill 11-22H 24 HR IP: 1,548 Boe/d Halcón Fassmann 9H-1 Completing Halcón Shuckrow 10H-1 Drilling Goodrich CMR / Foster Creek 24-13H-1 Drilling Goodrich CMR/Foster Creek 31-22H-1 Completing Encana Sabine 12H-1 Drilling Goodrich Bates 25-24-1 Completing Goodrich Spears 31-61H-1 Drilling Halcón George Martens 15-29H-1 Drilling Halcón S.D. Smith 1H Completing Goodrich SLC, Inc. 81H-1 24 HR IP: 900 Boe/d Encana Pintard 28H-1 Completing Encana Ash 13H-1 Drilling Goodrich Denkmann 33- 28H-2 Completing Encana Mathis 29-32H-1 24 HR IP: 1,300 Boe/d Encana Lewis 7-18H-1 24 HR IP: 1,500 Boe/d Halcón Blackstone Minerals 4H-2 Completing SN St. Davis #1H Drilling

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Sanchez Position in Core of the TMS 51 SN’s acreage position is highlighted in yellow

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Tuscaloosa Marine Shale 52 . Industry increases in TMS related capital spend expected to continue . Experience gained in Eastern Eagle Ford key in quickly commercializing acreage . Geopressure and abundance of natural fractures driving high production rates in the core of the play . Expectation for drilling and completion costs to continue to decrease - Target development wells ~$10MM Tuscaloosa Marine Shale Operations Industry TMS Capital Spend by Year 0 10 20 30 40 50 60 0 200 400 600 800 1000 1200 2011 2012 2013 2014 Capital Investment Wells Drilled Mechanical Earth Model

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation . Mechanical earth modeling . Reservoir characterization . Casing designs (upper & lower TMS) . Drill strings and BHA design optimization . Mud rheological properties Technical Operational 53 Keys to Exploiting TMS . Utilizing Eagle Ford leverage to secure critical resources . Planning units to allow optimized infrastructure development . Align regulatory demands . Establishing sustainable water supply and disposal to accommodate expanded activity . Sanchez history of operations in Louisiana and Mississippi goes back decades

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation New Growth Cycle - TMS Development Potential 54 118% 43% 0% 20% 40% 60% 80% 100% 120% 140% 160% $80 $90 $100 IRR Oil Price / Bbl $10 MM Well $15 MM Well Current Oil Price IRR Sensitivity to Capex and Pricing . Current well costs estimated between $12.5 - $15MM per well - SN expects to reduce well costs to ~$10MM in 2015 with continued operational improvements - Prior to drill string separation on clean-out cycle; Spud to TD on first well in 29 days – well above current industry average . Similar to experiences in the Eastern Eagle Ford, return on investment is significantly increased as operational efficiencies are obtained and well costs come down 1. Based on 800 MBoe type curve

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Oil Price ($ / Bbl) $80.00 $90.00 $100.00 NPV-10 ($MM) $5.1 $7.4 $9.6 IRR 34% 49% 65% Payout (Years) 2.1 1.6 1.3 ROI 2.4x 2.8x 3.2x 600 MBoe EUR @ $10.0 MM Capex Oil Price ($ / Bbl) $80.00 $90.00 $100.00 NPV-10 ($MM) $10.6 $13.6 $16.5 IRR 73% 100% 131% Payout (Years) 1.2 0.9 0.8 ROI 3.3x 3.8x 4.3x 800 MBoe EUR @ $10.0 MM Capex 0 300 600 900 1,200 1,500 1,800 1 10 19 28 37 46 55 64 73 82 91 100 109 118 Average Mo nthly Productio n (Boe/d) Months 800 MBoe 600 MBoe 55 TMS Area Type Curve & Economics TMS Area Single Well Economics TMS Area Development Well Economics TMS Area Type Curve Oil Price ($ / Bbl) $80.00 $90.00 $100.00 NPV-10 ($MM) $5.6 $8.6 $11.5 IRR 26% 37% 49% Payout (Years) 2.8 2.0 1.6 ROI 2.2x 2.6x 2.9x 800 MBoe EUR @ $15.0 MM Capex Oil Price ($ / Bbl) $80.00 $90.00 $100.00 NPV-10 ($MM) $0.1 $2.4 $4.6 IRR 11% 16% 23% Payout (Years) 6.2 4.2 3.1 ROI 1.6x 1.9x 2.1x 600 MBoe EUR @ $15.0 MM Capex

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 56 Cotulla Asset

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Cotulla Map 57 HAUSSER ALEXANDER RANCH TALBUTT

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Cotulla Acreage Breakdown 58 Total Net Acres ~41,000 Average Working Interest 85% Average Net Revenue Interest 64% Planned Well Spacing (Acres) 40 Net Identified Drilling Locations 700+ 2014 Capital Plan ($MM) $140 – $160 Gross Full Year Rig Count 2.0 Net Wells Spud 35 Net Wells Completed 32 Cotulla 2014 Capital Plan Cotulla Acreage & Inventory Gross Wells On Production 119 Awaiting / Undergoing Completion 5 Cotulla Operational Update (1) Cotulla (La Salle) ~ 18,100 Net Acres Cotulla (Frio) ~ 19,300 Net Acres Wycross ~3,600 Net Acres . High return inventory of locations in Alexander Ranch, Talbutt, Briggs, Cenizo Ranch & Wright Ranch . Significant cost reductions from sustained pad development . Acreage including Hausser Ranch, Kincaid Ranch (newly acquired), and additional acreage in Zavala and Frio counties . Eagle Ford is thick and saturated with oil; new fracture designs proving effective at unlocking potential . Inventory of high return acreage augmented by recent appraisal near salt dome . Cost reductions during pad development driving improved returns 1. Well status as of 8/6/14

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Alexander Ranch: Drilling & Completions Efficiency 59 11.0 9.0 7.0 7.0 0 2 4 6 8 10 12 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Number of Days (Spud to TD) . 35% reduction in well costs from previous operator while using the same drilling rig - Cost reductions attributable to cycle time reductions, BHA design implementation and advanced rheology . Cycle times have reduced to as low as 5.8 days Spud to TD and as many as 12 frac stages/day . Facilitates ability to step out into lower tier acreage and sustainable high returns 1,318 1,600 1,855 1,884 0 500 1000 1500 2000 2500 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Feet Drilled per Day Average Days Spud to TD Average Feet Drilled per Day Average Frac Stages Pumped per Day 3.9 4.3 6.1 7.6 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Stages Pumped per Day

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Alexander Ranch Development 60 Hess Development Plan: 43 Total Wells SN Development Plan: 73 Total Wells . After acquiring Hess properties, SN’s analysis has resulted in tighter well spacing, higher ultimate recovery and more wells drilled at Alexander Ranch, La Salle County - Drilling locations have increased by 70% through downspacing

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Alexander Ranch: Well Cost Reductions . SN has achieved substantially lower than expected well costs in the Cotulla area - The previous operator was drilling wells at an average cost of ~$8.8 million - At the time of the acquisition, SN expected to be able to reduce well costs to ~$7 million - SN’s actual results averaged ~$5.8 million in the past quarter of drilling; ~$5.9 million over the past 12 wells drilled 61 $- $2.0 $4.0 $6.0 $8.0 $10.0 Previous Operator 3Q13 4Q13 1Q14 ($MM) Drilling Completions Facilities 5 Wells 8 Wells 7 Wells • Acquisition Date (5/31/13) • SN results include production facilities & expected initial lift Alexander Ranch Well Costs 80% 53% 35% 18% 0% 20% 40% 60% 80% 100% 120% $80 $90 $100 IRR Oil Price / Bbl $5 MM Well $6 MM Well $7 MM Well Previous Operator Current Oil Price Alexander Ranch IRR Sensitivity to Capex and Pricing

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Cotulla La Salle (Alexander Ranch) Economics 62 Cotulla (La Salle) Well Snapshot EUR (MBoe) 450 PV-10 ($MM) $4.0 - $4.5 IRR (%) 45% - 57% Gross Well Cost ($MM) $5.5 - $6.0 % Oil / Liquids 69% / 82%

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Wycross 40 Acre Development 63 LEF BUDA UEF Sting Ray Corvette Gran Torino

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Wycross Harvest Development & Domal Appraisal 64 . Recently completed (and continuing to develop) near domal appraisal drilling in the Lower Eagle Ford - Results proving economic viability of drilling the salt dome . Brought 5-well Lower Eagle Ford harvest development pad online in Q2 2014 . Planned Lower Eagle Ford staggered (varying zones) development during the second half of 2014

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Wycross: Drilling & Completions Efficiency 65 $6.2 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 Previous Operator Total Cost - First Well Drilling Cost Savings Completion Cost Savings Other Cost Savings Total Cost - 2Q14 $MM $(0.6) $(2.1) $(0.1) 5 Wells $9.0 $9.4 . Experienced a 31% decrease in total well costs during initial 6 months of drilling . Technical advancements applied to the including further incorporation of walking rigs - Significant reductions to cycle times . Improving BHA and rheology design as development increases . Wells drilled in Q2 marked the first true development wells . Upside potential at time of acquisition was calculated using $7MM total well costs Wycross – 2014 Total Well Cost Reductions

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Cotulla Wycross Economics 66 Cotulla (Wycross) Well Snapshot EUR (MBoe) 500 PV-10 ($MM) $6.6 - $7.6 IRR (%) 72% - 109% Gross Well Cost ($MM) $6.0 - $7.0 % Oil / Liquids 82% / 90%

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Hausser Ranch Potential Development Virtex McLean-5 1,700 lbs/ft sand IP: 953 BOPD LEF BUDA UEF 67 Hausser 1H Pilot Kincaid Ranch Hausser Ranch

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Marquis Asset 68

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Marquis Map 69 LEF BUDA UEF Prost Area Pilot

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Marquis Fayette & Lavaca County Breakdown 70 Total Net Acres ~71,000 (1) Average Working Interest 100% Average Net Revenue Interest 75% Planned Well Spacing (Acres) 60 Net Identified Drilling Locations 900+ 2014 Capital Plan ($MM) $270 – $285 Gross Full Year Rig Count 3.0 Net Wells Spud 35 Net Wells Completed 32 Marquis 2014 Capital Plan Marquis Acreage & Inventory Gross Wells On Production 63 Awaiting / Undergoing Completion 10 Marquis Operational Update (2) Prost/Moulton ~ 13,500 acres Five Mile Creek ~ 10,500 acres Upper Eagle Ford Trend ~30,000 acres . High return Lower Eagle Ford locations in the Prost and Moulton areas . Stacked development potential in Eastern Prost with the Upper Eagle Ford . Lower expected development cost due to 2-string casing design and total depth . Initial wells exhibiting shallow initial decline providing upside to initial EUR estimates . Currently completing 2 appraisal wells in northern acreage with intent to appraise 2 additional locations further South in the 4th quarter . Cores and PLTs show high likelihood of similar production potential to that of the LEF 1. Total acreage breakout greater than total net acres due to overlap in Upper Eagle Ford trend 2. Well status as of 8/6/14 Eagle Ford & Shallow Gas ~ 27,000 acres . Identified contingent locations in Eagle Ford and Edwards Gas locations Atascosa & Lavaca counties

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Marquis Project Cycle Example – 1Q12 71 1 Pilot; 1 LEF Devleopment Well 1Q12 Marquis Well Economics (450 MBoe EUR) Gross Well Cost ($MM) $15.0 IRR (%) Uneconomic PV-10 ($MM) Uneconomic

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Marquis Project Cycle Example – 1Q13 72 3D Seismic; 2 Pilots; 6 LEF development wells 1Q13 Marquis Well Economics (450 MBoe EUR) Gross Well Cost ($MM) $12.0 IRR (%) 11% PV-10 ($MM) $0.2

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Marquis Project Cycle Example – 1Q14 73 3D Seismic; 6 Pilots; 45 LEF development wells; Planned UEF Appraisal 1Q14 Marquis Well Economics (450 MBoe EUR) Gross Well Cost ($MM) $8.0 IRR (%) 38% PV-10 ($MM) $4.2

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Marquis Project Cycle Example – Projected YE14 74 3D Seismic; 6 Pilots; 75-85 LEF development wells ; 4 UEF Appraisal wells; UEF & Buda Stacked pay potential development YE14 Marquis Well Economics (450 MBoe EUR) Gross Well Cost ($MM) $7.0 IRR (%) 53% PV-10 ($MM) $5.2

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Prost: Drilling & Completions Efficiency 75 32.3 25.0 20.0 21.0 18.0 15.0 0 5 10 15 20 25 30 35 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Number of Days (Spud to TD) . Technically challenging area of the Eagle Ford shale play; 3-string casing design . Operational effectiveness has resulted in faster drilling and completions cycle times . Enhanced employment of pad drilling and zipper frac methodologies . Early cost & efficiency results in Moulton likely to exceed Prost 522 725 865 855 902 998 0 200 400 600 800 1000 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Feet Drilled per Day 2.1 2.4 4.3 5.3 6.2 6.7 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Stages Pumped per Day Average Days Spud to TD Average Feet Drilled per Day Average Frac Stages Pumped per Day

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2012 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 ($MM) Drilling Completions Facilities 3 Wells 2 Wells 4 Wells 6 Wells 8 Wells 6 Wells 7 Wells Prost: Resulting Well Cost Reductions 76 • SN results include production facilities & expected initial lift 60% 42% 30% 0% 20% 40% 60% 80% $80 $90 $100 IRR Oil Price / Bbl $7 MM Well $8 MM Well $9 MM Well Current Oil Price Prost IRR Sensitivity to Capex and Pricing Prost Well Costs Operations have decreased total well costs ~ 40% over prior year in the Prost area

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Prost / Moulton LEF Field Economics 77 • Well results include both Prost analog wells and offset operator results respective to Moulton acreage Prost / Moulton Well Snapshot EUR (MBoe) 450 PV-10 ($MM) $4.2 - $5.2 IRR (%) 38% - 53% Gross Well Cost ($MM) $7.0 - $8.0 % Oil / Liquids 80% / 92%

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Five Mile Creek: Future Development 78 . Shallow decline production profile with prevalent natural fractures throughout the play . Successfully de-risked Lower Eagle Ford development in the play - Additional potential for Buda development . Recently completed first Buda test well with promising results - 950 bop/d Initial Production rate EF BUDA

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Five Mile Creek: Drilling & Completions Efficiency 79 Recent Well Results and Forward Projections . Expectations for further cost reductions; similar to that of South Texas assets - 2-string casing design . Drilling cost reductions due to BHA and rheology design efficiencies . Cycle times expected to surpass that of Prost drilling . High rate of return wells with significant potential to further reduce costs 46% 30% 20% 0% 20% 40% 60% $80 $90 $100 IRR Oil Price / Bbl $6 MM Well $7 MM Well $8 MM Well Current Oil Price Total Well Cost Sensitivity $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Appraisal Well Early Development Drilling Savings Completion Savings Other Savings Most Recent Development $MM $11.1 $7.7 $6.2 Total Well Cost Reductions

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Marquis Five Mile Creek Field Economics 80 Five Mile Creek Well Snapshot EUR (MBoe) 350 PV-10 ($MM) $2.3 – $3.3 IRR (%) 26% - 40% Gross Well Cost ($MM) $6.0 - $7.0 % Oil / Liquids 80% / 92%

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Offset Operator Results – Upper Eagle Ford 81 LEF BUDA UEF 2014 SN UEF Tests Key UEF Production Prost Area Pilot PVA Welhuassen A2 (2013) 2,165 boepd ftp: 4500 psi PVA Fojtik 1 (2013) 1,209 boepd Cum: 84 mbo Sabine Targac 1 (2013) 1,034 boepd PVA Martinsen (2013) 1,878 boepd

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 82 WEST EAST BUDA LEF UEF Marquis Regional Eagle Ford Section

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Palmetto Asset 83

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Palmetto Map 84 LEF BUDA UEF

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Acreage & Inventory Operational Update (1) Well Economics 2014 Capital Plan 85 Palmetto Overview Palmetto Area Acreage 1. Well status as of 8/6/14 Total Net Acres ~9,000 Average Working Interest 50% Average Net Revenue Interest 37% Planned Well Spacing (Acres) 40 Net Identified Drilling Locations 175+ Gross Wells On Production 61 Awaiting Completion / Flowing Back 0 EURs (MBoe) 450 – 750 D&C Costs ($MM) $7.0 – $7.5 F&D Cost ($ / Boe) $9.33 – $16.67 IRR @ $90 / Bbl 45% – 200% NPV Per Well ($MM) $4.2 – $13.3 2014 Capital Plan ($MM) $45 – $55 Gross Full Year Rig Count 0.7 Net Wells Spud 5 Net Wells Completed 8 40 Acre Wells

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Palmetto Down spacing Results 86 40 Acre Development Results . Early results produced less than a 10% degradation in total EUR - Results in increased NPV per unit relative to 60 acre development 60 acre 40 acre 2015 Development Plan . 1 continuous rig . Continued 40 acre Lower Eagle Ford infill expansion . Upper Eagle Ford / Lower Eagle Ford 20 acre stacked development appraisal . Buda Appraisal . Continued appraisal of Central Palmetto

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Palmetto Field Economics 87 Palmetto Well Snapshot EUR (MBoe) 450 –750 PV-10 ($MM) $4.2 – $13.3 IRR (%) 45% – 200% Gross Well Cost ($MM) $7.0 – 7.5 % Oil / Liquids 75% / 89%

© 2014 Sanchez Energy Corporation INTERNAL USE ONLY Midstream & Marketing 88

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 89 Delivery Options Snapshot 45°API 42°API 62°API 44°API South Texas has a long history of oil & gas with significant existing takeaway capacity - In addition to existing pipeline infrastructure, short-haul trucking is a viable economic alternative due to proximity to the Gulf Coast market

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 62% 45% 71% 87% 85% 79% WTI $102.99 SN Company Catarina Cotulla Marquis Wycross Palmetto 37% 12% 27% 24% Oil Condensate NGL Gas 85% 7% 8% Oil Gas NGL Liquids Weighted Hydrocarbon Mix . Liquids constitute ~76% of production - ~37% is oil production between 42- 44°API . Enhanced processing of liquid rich gas . Infrastructure developing at a rapid pace - Eagle Ford delivery infrastructure 1.9 MMB/d Note: Production data is pro forma as if Catarina had been owned for all of Q2 2014 90 Pro Forma Q2 Realized BOE Price Pro Forma Q2 Hydrocarbon Mix Pro Forma Q2 Revenue Mix Percent Oil: 49% 24% 62% 84% 82% 71%

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Higher crude to condensate ratios derive greater value as measured to WTI benchmark Oil Marketing NE. Eagle Ford S. Eagle Ford . Marquis - API ~42° - Lease sales at LLS less ~$5.00-$7.00 . Palmetto - API ~42° - Lease sales at LLS less ~$4.00-$6.00 *LLS Calculation = Calendar month NYMEX WTI + Argus Roll + Argus LLS DIff . Catarina - API ~60° - Pipeline and lease sales LLS less ~$12.00-$15.00 - 4 major pipeline connections ~$1.35/bbl . Cotulla and Wycross - API ~44° - Pipeline and lease sales at LLS less ~$7.00-$8.00 91 Pro Forma Q2 Realized Oil Price LLS vs. WTI Settlements Note: Production data is pro forma as if Catarina had been owned for all of Q2 2014 WTI LLS $88.00 $93.00 $98.00 $103.00 $108.00 $113.00 $118.00 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 96% 90% 97% 98% 96% 99% WTI $102.99 SN Company Catarina Cotulla Marquis Wycross Palmetto

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation . Condensate marketing focused on new markets - Catarina production marketed as processed condensate • 40,000 BOPD Processing Capability; 8 x 5000 Bbl distillation units; 2 CPF’s (Central Processing Facilities) . Recent US Department of Commerce rulings on condensate export should narrow condensate discount to WTI - SN had modelled WTI-$10/bbl pricing benchmark - Export optionality estimated WTI(+/-)$2.00/bbl . SN thesis: Operators netbacks will be stronger - Traditional hedge tools can be utilized Condensate Marketing 92 Q2 2014 Pro Forma Oil Breakdown Note: Production data is pro forma as if Catarina had been owned for all of Q2 2014 Crude 76% Condensate 24%

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation . SN believes that Catarina facilities can be “fit for export” - All wells at Catarina are permitted gas wells - Hydrocarbon at Catarina exists in the reservoir in a gaseous state. - At the surface wellhead the hydrocarbon goes through a high pressure separator into pipeline system to CPF - At the CPF the condensate is processed through a distillation tower to make several fractions: 1. Processed Condensate – pipeline or truck 2. NGL’s & Y-grade - high pressure trucked material 3. Natural Gas - rich gas pipeline - The processed condensate is then sent to either takeaway pipeline or stock tank to insure segregation . Retained D.C. law firm to assist in submitting request to Department of Commerce Condensate Strategy 42° API 93

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 94 Gas Marketing . Gas connected to pipelines . ~98% liquids rich gas produced . Firm takeaway covers ~77% of forecasted long-term production, supplemented with interruptible contracts NE. Eagle Ford S. Eagle Ford . Five Mile Creek - DCP Midstream (YTY) after 2018 . Prost - Energy Transfer (MTM) after 2017 . Moulton - ETC (MTM) after 2017 . Palmetto - Enterprise (YTY) after 2019 - ETC (MTM) after 2021 . Catarina - Exxon King Ranch (MTM) after 2016 - EFG (YTY) after 2022 - TexStar (MTM) after 2018 . Cotulla - EFG (YTY) after 2021 - TexStar (YTY) after 2017 . Wycross - Enterprise (YTY) after 2015 77% 23% Firm Interruptible Pro Forma Q2 Realized Gas Price Gas Takeaway 102% 103% 98% 99% 92% 104% Henry Hub $4.58 SN Company Catarina Cotulla Marquis Wycross Palmetto Note: Production data is pro forma as if Catarina had been owned for all of Q2 2014

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 95 NGL Marketing . NGLs currently processed and sold as products: - Average price for Q214 of $30.96 - Gas processing flexibility to trigger Ethane rejection operation - Average liquid content of ~6.5 GPM increases product component yields 56% 23% 6% 8% 7% Ethane Propane Iso Butane Normal Butane Pentanes Plus %Volume/bbl Pro Forma Q2 Realized NGLs Price NGL Product Components (Cotulla) Note: Production data is pro forma as if Catarina had been owned for all of Q2 2014 32% 32% 28% 32% 35% 30% WTI $102.99 SN Company Catarina Cotulla Marquis Wycross Palmetto

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Midstream Strategy 96 . Multiple markets are key to achieve best net-back . Evaluating projects that create new markets - Port Projects - Gas & Condensate Processing - Trucks & Pipelines . Control of Midstream allows SN to: - Avoid long term T&D Agreements - Flow assurance - Remove “price taker” status by providing delivery options - Capture throughput fees and deficiency dollars - Achieve fee based and/or merchant business revenue - Realize benefit of blending economics SN Marketing Provides Downstream Optionality

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation . Hedging program protects cash flow, development and capital spend - Hedging program targets ~50% of production over the next 12-18 months - ~30% of anticipated balance of 2014 production hedged at mid-point of guidance range - ~30% of anticipated total 2015 production hedged at mid-point of guidance range . Use a variety of derivatives (swaps, costless and 3-way collars, and enhanced swaps) - Hedging program is based on achieving revenue objectives based on ~$90 oil pricing environment for 2015 . Only enter into derivative agreements with counterparties that are “A” rated or better . Actively manage credit exposure per counterparty Hedge Summary 97 Oil Hedges Gas Hedges $84.00 $86.00 $88.00 $90.00 $92.00 $94.00 $96.00 $98.00 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Q3:14 Q4:14 Q1:15 Q2:15 Q3:15 Q4:15 Bbls per day Oil (Bbls) Oil Cap ($/Bbls) Oil Floor ($/Bbls) $3.80 $3.90 $4.00 $4.10 $4.20 $4.30 $4.40 $4.50 $4.60 $4.70 - 5,000 10,000 15,000 20,000 25,000 Q3:14 Q4:14 Q1:15 Q2:15 Q3:15 Q4:15 MCF per d ay Gas (Mcf) Gas Cap ($/Mcf) Gas Floor ($/Mcf)

© 2014 Sanchez Energy Corporation INTERNAL USE ONLY Financial Review 98

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 99 Conservative Financial Strategy . Target 2.0x –2.5x leverage given volatility of commodity prices - Preserve financial flexibility and dry powder through undrawn revolver facility and cash . Continue to maintain a balanced capital structure - Accessed the equity market four times since our IPO, raising over $830 million in total proceeds - Exchanged $104 million of preferred for new common shares . Active hedge program to protect cash flows

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Capitalization . Current liquidity of $811 million - $386 million in cash - $437.5 million borrowing base with an elected commitment of $425 million and $0 million drawn . No debt maturities until 2018 - Revolver currently 2018 - Senior notes 2021 . Common shares outstanding as of 8/8/14: - Basic: 58.4 million - Diluted: 71.0 million 1. Market capitalization is calculated using the closing price of our common stock on 8/21/14 of $34.18 and includes convertible preferred stock at “as converted” value 2. Liquidity is equal to cash on hand plus availability under our revolving credit facility, which is currently $437.5 million with an elected commitment of $425 million 3. As of 6/30/14 pro forma LTM EBITDA includes Wycross and Catarina acquisitions as if SN had owned the assets since 7/1/13 100 2Q14 Capitalization Table & Liquidity ($MM) As of 6/30/14 Cash and Equivalents $386 Revolving Credit Facility ($425 MM Available) - Senior Notes 1,450 Total Debt $1,450 Net Debt 1,064 Perpetual Convertible Preferred Stock 271 Common Equity 772 Book Capitalization $2,493 Market Value as of 8/21/14 Fully Diluted Market Capitalization (1) 2,428 Enterprise Value $3,492 Liquidity (2) $811 Total Debt / LTM EBITDA (3) 2.2x Net Debt / LTM EBITDA (3) 1.6x Total Debt / Proved Reserves ($/Boe) $12.43 Total Debt / Proved Developed Reserves ($/Boe) $28.49 PV-10 / Total Debt 1.4x Total Debt / Enterprise Value 42%

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 101 Capitalization Summary . Revolving credit facility (due 2018) - $437.5 MM borrowing base with an elected commitment of $425 million and an interest rate of LIBOR + 1.50% - 2.50% - Restrictive covenant: Net Debt < 4.0x TTM EBITDA . $600 MM of 7.75% senior unsecured notes (due 2021) - No liquidity or performance based covenants . $850 MM of 6.125% senior unsecured notes (due 2023) - No liquidity or performance based covenants . $94 MM of 4.875% cumulative perpetual convertible preferred stock, series A - Convertible into 4.4 million shares of common stock ($21.51/share) - Mandatorily convertible after 10/5/17 if common stock trades above $27.96 for at least 20 out of 30 trading days - No liquidity or performance based covenants . $177 MM of 6.50% cumulative perpetual convertible preferred stock, series B - Convertible into 8.3 million shares of common stock ($21.40/share) - Mandatorily convertible after 4/6/18 if common stock trades above $27.82 for at least 20 out of 30 trading days - No liquidity or performance based covenants . Common shares outstanding as of 8/8/14: - Basic: 58.4 million - Fully diluted: 71.0 million (assuming full conversion of both series of preferred stock)

© 2014 Sanchez Energy Corporation 102 Share Count and Dilution . Basic shares outstanding of 58.4 million (as of 8/8/14) - Includes 2.6 million restricted shares which have not yet vested . Fully diluted shares outstanding of 71.0 million - Assumes conversion of both series of preferred stock which have $271 million total liquidation value . Total preferred stock dividends of $4.0 million per quarter - Series A dilutive once quarterly EPS is ~$0.26 or greater - Series B dilutive once quarterly EPS is ~$0.35 or greater Preferred Dilution Analysis (in thousands, except per share amounts) Series Series A B Total (a) Preferred Shares 1,886 3,532 (b) Common / Pfd Conversion Ratio 2.325 2.337 (c) = a x b Underlying Common Shares 4,386 8,255 12,641 (d) = a x $50 Face Value ($50/share) 94,324 $ 176,617 $ 270,941 $ (e) Annual Dividend Rate 4.875% 6.500% (f) = d x e Annual Dividend Amount 4,598 $ 11,480 $ 16,078 $ (g) = f / 4 Quarterly Dividend Amount 1,150 $ 2,870 $ 4,020 $ (h) = f / c Implied Annual EPS crossover 1.05 $ 1.39 $ 1.27 $ (i) = g / c Implied Quarterly EPS crossover 0.26 $ 0.35 $ 0.32 $

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 103 Market Capitalization and Enterprise Value . Below calculations show detail behind Market Capitalization and Enterprise Value - Key considerations include correctly accounting for basic shares outstanding, preferred stock and face value of debt ($ thousands) EV based upon As Reported EV based upon Conversion Fully Diluted 6/30/2014 Adjustments Basic Shares Adjustments Shares Common Shares Outstanding (8/8/14) 58,394 - 58,394 12,641 (3) 71,036 Share Price (8/21/14) 34.18 $ - $ 34.18 $ - $ 34.18 $ Market Capitalization 1,995,924 $ - $ 1,995,924 $ 432,074 $ 2,427,998 $ Less: Cash 385,871 $ - $ 385,871 $ - $ 385,871 $ Plus: Preferred Stock A 21 94,304 (1) 94,324 (94,324) (3) - Plus: Preferred Stock B 37 176,579 (1) 176,617 (176,617) (3) - Plus: 7.75% Senior Notes 593,710 6,290 (2) 600,000 - 600,000 Plus: 6.125% Senior Notes 850,000 - 850,000 - 850,000 Enterprise Value 3,053,821 $ 277,173 $ 3,330,994 $ 161,133 $ 3,492,127 $ Total Annual Pfd Dividends 16,078 $ 16,078 $ (16,078) $ (3) - $ Total Common Underlying Pfd 12,641 12,641 (12,641) (3) - Notes: (1) Adjusts for liquidation value of both series of Preferred Stock 10Q balance sheet reports both series of Preferred Stock at par value ($0.01/preferred share) which is what many databases report (ie, Factset, Bloomberg, etc.) (2) Adjusts for face value of 7.75% Senior Notes ($400 million + $200 million) 10Q balance sheet reports this debt at issue price ($400 million + $193 million) which accretes to face value over time (3) Adjusts for conversion of both series of Preferred Stock

© 2014 Sanchez Energy Corporation INTERNAL USE ONLY Summary 104

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 105 Analyst Day Highlights . Deep inventory of high-return, low risk locations underpins growth - 2,800+ net drilling locations . 2015 production guidance midpoint ~55,000 boe/d . Low cost and efficient producer - Technically driven corporate culture focused on manufacturing efficiency and returns on capital - Continuously improving on all major metrics and further reducing costs . Reserve and production growth drivers - Catarina Acquisition fits operational sweet spot - Stacked pay potential across Eagle Ford trend - TMS has potential to add high rate of return oil inventory . Self-funded with conservative financial profile - Low Net Debt to EBITDA and strong liquidity

© 2014 Sanchez Energy Corporation INTERNAL USE ONLY Appendix 106

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Summary Terms: Revolving Credit Facility Borrower Sanchez Energy Corporation Guarantors All existing and future direct and indirect domestic subsidiaries except for designated unrestricted subsidiaries Facility $1.5 billion Senior Secured Revolving Credit Facility •$425 million Elected Commitment (out of $437.5 million Borrowing Base) •$50 million LC sublimit Maturity June 30, 2019 Pricing LIBOR margin is 150-250 bps based upon utilization ranges of <25%, <50%, <75%, <90% and <100% Syndicate 16 banks with commitments ranging from $15.0 million to $43.3 million Redeterminations Semi-annual redeterminations with next redetermination in October / November 2014 Security First priority mortgage interest on (i) at least 80% of the present value of proved reserves as of the most recent reserve report, (ii) 100% stock of subsidiaries and (iii) all other material property Financial Covenants Maximum Net Debt to EBITDA: 4.0x Minimum Current Ratio: 1.0x Other Debt Basket Issuance of future high yield debt allowed subject to pro forma compliance with covenants and downward adjustment to the Borrowing Base then in effect equal to 25% of the net increase in high yield debt 107

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation Summary Terms: Convertible Preferred Principal . $94.3 million Dividend Rate . 4.875% Shares Outstanding . 1.886 million Key Features . Cumulative . Mandatorily Convertible (On or after October 5, 2017, subject to SN common stock trading at or above 130% of the conversion price for 20 of last 30 trading days) . Non-redeemable . Payable in Cash or in Common Stock at Sanchez’s Option Maturity . Perpetual Conversion Rights . Convertible at any time at a rate of 2.3250 shares of common stock per share of preferred stock (implying a conversion price of $21.51) % In / (Out) of Money . ~ 45% based upon 8/8/14 closing price of $31.20 Principal . $176.6 million Dividend Rate . 6.500% Shares Outstanding . 3.532 million Key Features . Cumulative . Mandatorily Convertible (On or after April 6, 2018, subject to SN common stock trading at or above 130% of the conversion price for 20 of the last 30 trading days) . Non-redeemable . Payable in Cash or in Common Stock at Sanchez’s Option Maturity . Perpetual Conversion Rights . Convertible at any time at a rate of 2.3370 shares of common stock per share of preferred stock (implying a conversion price of $21.40) % In / (Out) of Money . ~ 46% based upon 8/8/14 closing price of $31.20 Series A Convertible Preferred – Summary Terms Series B Convertible Preferred – Summary Terms SN’s Convertible Preferred Issues have Many Important Equity-Like Features . Both the Series A and Series B Convertible Preferred issues have the following key equity-like features, which provide us with substantial financial flexibility: - Perpetual term - Mandatory conversion feature - No forced redemption - Payable in cash or common stock at our option - Junior to all existing and future indebtedness

INTERNAL USE ONLY © 2014 Sanchez Energy Corporation 109 Non–GAAP Reconciliation and Measures Reconciliation of Net Income (Loss) To Adjusted EBITDA ($M) Reconciliation of PV-10 To Standardized Measure ($MM) The summary pro forma information with respect to the Company’s and the Catarina acquisition’s pro form combined estimated PV-10 and standardized measure of oil, natural gas liquids, and natural gas reserves gives effect to the Catarina acquisition as if it occurred on December 31, 2013. Future exploration, exploitation, and development expenditures, as well as future commodity prices and services costs, will affect the reserve volumes attributable to the acquired properties and the standardized measure of discounted future net cash flows. Explanation of Non-GAAP Measures Adjusted EBITDA is defined by the Company as net income (loss) PLUS: (1) interest expense, including net losses (gains) on interest rate derivative contracts; (2) net losses (gains) on commodity derivatives; (3) net settlements received (paid) on commodity derivatives; (4) premiums (paid) on commodity derivative contracts; (5) depletion, depreciation, amortization, and accretion; (6) stock-based compensation expense; (7) acquisition costs included general and administrative; (8) income tax expense (benefit); (9) loss (gain) on sale of oil and natural gas properties; (10) impairment of oil and natural gas properties; and (11) other nonrecurring items that we deem appropriate; LESS: (1) interest income; and (2) other non-recurring items that we deem appropriate. Adjusted EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure, or historical cost basis. It is also used to assess our ability to incur and service debt and fund capital expenditures. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flow provided by or used in operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Standardized measure is calculated in accordance with Statement of Financial Accounting Standards No. 69, “Disclosures About Oil and Gas Producing Activities,” as codified in ASC Topic 932, “Extractive Activities—Oil and Gas.” For further information regarding the calculation of the standardized measure, see “Unaudited Supplementary Information” included in the financial statements included in our Annual Report for the fiscal year ended December 31, 2013. Pro Forma LTM Ended 6/30/14 Net Income (Loss) $44,757 Plus: Interest Expense 115,798 Net Losses On Commodity Derivatives 58,578 Net Settlement On Commodity Derivatives (13,247) Premiums Paid On Commodity Derivatives Contracts (1,933) Depreciation, Depletion, Amortization, And Accretion 390,743 Stock-Based Compensation 35,916 Acquisition Costs Included in G&A 1,334 Income Tax Expense 19,429 Less: Interest Income (130) Adjusted EBITDA $651,245 As of 6/30/14 PV-10 $1,977 Present Value of Future Income Taxes Discounted at 10% (209) Standardized Measure $1,768